10/20/98
o 100 *P5

                        SUPPLEMENT DATED OCTOBER 20, 1998
                              TO THE PROSPECTUS OF
                         TEMPLETON AMERICAN TRUST, INC.
                                dated May 1, 1998

On October 17, 1998, Templeton American Trust's Board of Directors approved a proposal to merge the fund into Franklin Equity Fund, subject to shareholder approval. Franklin Equity Fund's Board also has approved this proposal. Franklin Equity Fund's principal investment objective is capital appreciation with a secondary objective of current income. We believe this proposed merger will benefit shareholders.

It is anticipated that in early 1999, you will receive a proxy and proxy statement requesting your vote on the proposed merger. These proxy materials will include Franklin Equity Fund's current prospectus, which we urge you to read carefully.

The fund was closed to new investors after the close of business on July 22, 1998. If you were a shareholder of record as of the close of business on July 22, 1998, you may continue to add to your account subject to your applicable minimum additional investment amount or buy additional shares through the reinvestment of dividend or capital gain distributions. The fund will waive its front-end sales charge and Contingent Deferred Sales Charge for these additional investments.

In addition, if you were a shareholder of record as of the close of business on July 22, 1998, you may exchange your shares of the fund for shares of most Franklin Templeton Funds within the same class at net asset value, no matter how long you have held your shares. Although you may also redeem your shares, please keep in mind that if you sell all the shares in your account, your account will be closed and you will not be allowed to buy additional shares of the fund or to reopen your account. However, redemption proceeds from the sale of fund shares may be reinvested in the same class of shares of most of the Franklin Templeton Funds without a sales charge if the reinvestment is made within 365 days of the redemption or payment date.

The prospectus is amended as follows:

I. The second step in the section "How Do I Buy Shares? - Opening Your Account" is replaced with the following:

   2. Determine how much you would like to invest. The fund's minimum investment is:

    /bullet/ To add to an account $50*

   * For all retirement accounts except IRAs, IRA Rollovers, Roth IRAs, or Education IRAs, there is no minimum to add to an account.

     We reserve the right to change the amount of this minimum from time to time or to waive or lower this minimum for certain purchases. We also reserve the right to refuse any order to buy shares.

II. The following new item is added under "May I Exchange Shares for Shares of Another Fund? - Exchange Restrictions":

    /bullet/ You must meet the applicable minimum investment amount of the fund you are exchanging into, or exchange 100% of your fund shares.

III. Distribution option 3 in the section "What Distributions Might I Receive From the Fund? - Distribution Options" is replaced with the following:

    3. Receive distributions in cash - You may receive capital gain distributions, dividend distributions, or both in cash. If you have the money sent to another person or to a checking or savings account, you may need a signature guarantee. If you send the money to a checking or savings account, please see "Electronic Fund Transfers" under "Services to Help You Manage Your Account."


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IV. The section "Keeping Your Account Open," found under "Transaction Procedures and Special Requirements," is replaced in its entirety with the following:

   KEEPING YOUR ACCOUNT OPEN
   Due to the relatively high cost of maintaining a small account, we may close your account if the value of your shares is less than $250, or less than $50 for employee accounts and custodial accounts for minors. We will only do this if the value of your account fell below this amount because you voluntarily sold your shares and your account has been inactive (except for the reinvestment of distributions) for at least six months. Before we close your account, we will notify you and give you 30 days to increase the value of your account to $1,000, or $100 for employee accounts and custodial accounts for minors. These minimums do not apply to IRAs and other retirement plan accounts or to accounts managed by the Franklin Templeton Group.

V. The second sentence in the section  "Services to Help You Manage Your Account
- Automatic Investment Plan" is replaced with the following:

   Under the plan, you can have money transferred automatically from your checking or savings account to the fund each month to buy additional shares.

VI. The second paragraph under "Services to Help You Manage Your Account - Systematic Withdrawal Plan" is replaced with the following:

   If you would like to establish a systematic withdrawal plan, please complete the systematic withdrawal plan section of the shareholder application included with this prospectus and indicate how you would like to receive your payments. You may choose to direct your payments to buy the same class of shares of another Franklin Templeton Fund or have the money sent directly to you, to another person, or to a checking or savings account. If you choose to have the money sent to a checking or savings account, please see "Electronic Fund Transfers" below. Once your plan is established, any distributions paid by the fund will be automatically reinvested in your account.

VII. The following new section is added after the section "Services to Help You Manage Your Account - Systematic Withdrawal Plan":

   ELECTRONIC FUND TRANSFERS
   You may choose to have dividend and capital gain distributions or payments under a systematic withdrawal plan sent directly to a checking or savings account. If the account is with a bank that is a member of the Automated Clearing House, the payments may be made automatically by electronic funds transfer. If you choose this option, please allow at least fifteen days for initial processing. We will send any payments made during that time to the address of record on your account.

VIII. The following paragraphs are added to the end of the section "What Are the Risks of Investing in the Fund?":

     EURO. On January 1, 1999, the European Monetary Union (EMU) plans to introduce a new single currency, the Euro, which will replace the national currency for participating member countries. If the fund holds investments in countries with currencies replaced by the Euro, the investment process, including trading, foreign exchange, payments, settlements, cash accounts, custody and accounting will be impacted. The process to establish the Euro may result in market volatility. It is not possible to predict the impact of the Euro on the business or financial condition of European issuers or on the fund. The transition and the elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets. To the extent the fund holds non-U.S. dollar (Euro or other) denominated securities, it will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar.

     Resources has created an interdepartmental team to handle all Euro-related changes to enable the Franklin Templeton Funds to process transactions accurately and completely with minimal disruption to business activities. While there can be no assurance that the fund will not be adversely affected, Investment Counsel and its affiliated service providers are taking steps that they believe are reasonably designed to address the Euro issue.

                Please keep this supplement for future reference.